UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 1, 2012 (January 26, 2012)

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Youyi Dong Lu, Han Yuan 4 Lou

Xi'An, Shaanxi Province

China 710054

(Address of principal executive offices) (zip code)

86-029-82582632

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the, Exchange Act (17 CFR240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

The Original Loan

As previously reported, on January 31, 2011, Tsining Housing Development Co., Ltd. (the “Borrower”), a wholly-owned Chinese subsidiary of Clever Advance Limited (“Clever Advance”), a Hong Kong subsidiary of Wayfast Holdings Limited (“Wayfast”), which is a wholly-owned British Virgin Islands subsidiary of China Housing and Land Development, Inc. (the “Company”), entered into a Project Finance Agreement (the “PFA”) with Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (the “Lenders” or the “Pledgees”).

Under the PFA, the Lenders agreed to lend the Borrower two hundred million (200,000,000) Renminbi (“RMB”) or approximately US$ 30.3 million (using an exchange rate of RMB 6.6 = US$ 1 as of January 31, 2011) (the “Obligation”). In order to enable the Lenders to loan the Obligation to the Borrower an entrustment structure was used under which China Construction Bank Co., Ltd. (“CCB”) acted as an intermediary for the flow of funds from the Lenders to the Borrower. As such, the Borrower, each of the Lenders and CCB entered into four separate entrustment loan agreements, each dated January 31, 2011 to establish the entrustment structure (the “Side Agreements”, together with the PFA the “Loan Agreements”).

The orginal term of the Obligation was one year and the interest rate on the Obligation was 9.6% per annum (the “IR”). The IR was subject to increase in the event of late payments by the Borrower. An option to extend the term of the Obligation by six months in the sole discretion of the Lenders was included in the Loan Agreements. The Borrower was also subject to certain penalties should the Borrower seek to repay the Obligation during the first nine months following the execution of the Loan Agreements. Furthermore, upon the occurrence of certain events of default the Lenders had the ability to accelerate repayment of the Obligation.

In connection with the Loan Agreements, the Company (as “Pledgor”) entered into an Equity Pledge Agreement (the “Pledge Agreement”) dated January 31, 2011 with the Pledgees. Under the Pledge Agreement, the Company granted the Pledgees a first-lien security interest in the Company’s 100% equity interest in Wayfast (the “Pledge” or the “Lien”). The Pledge secured all payments of principal and interest as well as all other performance by the Borrower in connection with the Loan Agreement and all performance required of the Company under the Pledge Agreement (the “Liabilities”). The Lien created under the Pledge Agreement will remain effective until final payment in full of the Liabilities.

If an event of default occured with respect to the Loan Agreements, the Pledgees may have had such powers of sale and other powers as might have been conferred by any applicable law with respect to the Pledge, or such power to take any action which the Pledgees deemed necessary to effectuate performance under the Pledge Agreement, including collecting dividends or other distributions of capital due to the Company from Wayfast or transferring the Company’s interest in Wayfast from the Company to the Pledgees.

Also in connection with the Loan Agreements, the Company (as “Guarantor”) entered into that certain Guarantee Agreement (the “Guarantee Agreement”) dated January 31, 2011 with the Lenders. Under the Guarantee Agreement, the Company, in return for financial support from the Borrower, unconditionally guaranteed repayment of the Obligation (the “Guarantee”). The Guarantee created under the Guarantee Agreement shall remain effective until full payment of the Obligation has occured.

Furthermore, as a requirement of the Loan Agreements, Wayfast (as “Chargor”) was made to enter into that certain Share Charge Deed (the “Share Charge”) dated as of January 31, 2011 with the Lenders. Under the Share Charge, the Chargor charged and assigned the Chargor’s interest in the shares of Clever Advance (the “Charge”) as a guarantee of the Chargor’s performance under the Loan Agreements. The Charge was to be released upon full payment of the Obligation. In an event of default, the Lenders were entitled to payment of dividends or payments otherwise owed to the Chargor by way of Chargor’s interest in Clever Advance.

On January 31, 2011, the Borrower also entered into a Financial Consultant Agreement (the “FCA”) with the Lenders under which the Lenders were to provide services related to the Obligation in exchange for certain annual fees as well as fees paid quarterly based upon the outstanding amounts of the Obligation. Under the FCA, if the Borrower desired to extend the term of the Obligation, the Lenders could agreed, in their sole discretion, to enable that event in exchange for additional fees.

The foregoing description of the Guarantee Agreement, the Pledge Agreement, the Share Charge, the FCA and the Loan Agreements do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Pledge Agreement filed as Exhibit 10.1, the Guarantee Agreement filed as Exhibit 10.2, the Share Charge filed as Exhibit 10.3, the FCA filed as Exhibit 10.4,  and the Loan Agreements filed as Exhibits 10.5 to 10.9 to the Current Report on Form 8-K filed by the Company on February 4, 2011, which is incorporated herein by reference.

The Loan Extention

On January 26, 2012, the Company and its affiliates, the Lenders, and CCB entered into certain agreements that resulted in an extension of certain of the agreements discussed in the section above entitled “The Original Loan.”

The Borrower, the Lenders, and CCB entered into amendments to each of the Side Agreements, each dated January 26, 2012 (“SA Amendments”). Under the terms of the SA Amendments the term of the Side Agreements was extended by a period of six months with a new maturity date of July 27, 2012. The IR for the additional six month period was not modified. In order to effect the SA Amendments, the Borrower pledged several properties as collateral guarantees. The remainder of the terms of the Side Agreements were materially unaltered and remain in effect.

Also on January 26, 2012, the Borrower, Clever Advance and the Lenders entered into an amendment to the PFA (the “PFA Amendment”). Under the terms of the PFA Amendment certain terms of the PFA concerning the usage of the Obligation were either amended or restated. Additionally the term of the PFA was extended until July 27, 2012 subject to certain performance obligations of the Borrower. In return for the extension, the Lenders were to receive an amount equal to 6.8% of the Obligation, or RMB 13.6 million (approximately US$ 2.16 million using an exchange rate of RMB 6.3 = US$ 1 as of January 31, 2012).

The effect of entering into the SA Amendments and the PFA Amendment was to cause previously executed agreements to extend the Lien, the Pledge, the Guarantee, and the Share Charge to become effective, thus extending the collective terms of those instruments accordingly (the “Pledge Amendment”, the “Guarantee Amendment” and the “Share Charge Amendment”, respectively). The Pledge Amendment, the Guarantee Amendment and the Share Charge Amendment extended the terms of the underlying agreements by a period of six months and added language to ensure that the Pledge, the Lien, the Guarantee, and the Share Charge would all remain in effect until the Obligations are satisfied in full.

The foregoing description of the Pledge Amendment, the Guarantee Amendment, the Share Charge Amendment, the SA Amendments and the PFA Amedment do not purport to be complete and are subject to, and qualified in their entirety by, reference to the Pledge Amendment filed as Exhibit 10.1a, the Guarantee Amendment filed as Exhibit 10.2a, the Share Charge Amendment filed as Exhibit 10.3a, the SA Amendments filed as Exhibits 10.5a to 10.8a, and the PFA Amendment filed as Exhibit 10.9a to this report, which are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

10.1*	Equity Pledge Agreement, dated January 31, 2011 by and among China Housing and Land Development, Inc. (as Pledgor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor), and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Pledgees)

10.2*	Guarantee Agreement, dated January 31, 2011 by and among China Housing and Land Development, Inc. (as Guarantor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor), and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Lenders)

10.3*	Share Charge Deed, dated January 31, 2011 by and among the wholly-owned British Virgin Islands-incorporated subsidiary of the Company, Wayfast Holdings Limited (as Chargor) and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Lenders)

10.4*	Financial Consultant Agreement, dated January 31, 2011 by and between the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Party A) and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Party B)

10.5*	Entrustment Loan Agreement, dated January 31, 2011 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xindao Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.6*	Entrustment Loan Agreement, dated January 31, 2011 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.7*	Entrustment Loan Agreement, dated January 31, 2011 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.8*	Entrustment Loan Agreement, dated January 31, 2011 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.9*	Project Financing Agreement, dated January 31, 2011 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower) and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Lenders) (translation from original Chinese)

10.1a**	Amendment No. 1 to the Equity Pledge Agreement, dated December 6, 2011 by and among China Housing and Land Development, Inc. (as Pledgor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor), and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Pledgees)

10.2a**	Amendment No. 1 to Guarantee Agreement, dated December 6, 2011 by and among China Housing and Land Development, Inc. (as Guarantor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor), and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Lenders)

10.3a**	Amendment No. 1 to Share Charge Agreement, dated December 6, 2011 by and among the wholly-owned British Virgin Islands-incorporated subsidiary of the Company, Wayfast Holdings Limited (as Chargor), the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Obligor) and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Chargees)

10.5a**	Entrustment Loan Agreement Supplemental Agreement, dated January 26, 2012 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xindao Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.6a**	Entrustment Loan Agreement Supplemental Agreement, dated January 26, 2012 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.7a**	Entrustment Loan Agreement Supplemental Agreement, dated January 26, 2012 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.8a**	Entrustment Loan Agreement Supplemental Agreement, dated January 26, 2012 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower), Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (as Lender), and China Construction Bank Co., Ltd. (Shaanxi Branch) (as Agent) (translation from original Chinese)

10.9a**	Supplemental Agreement to the Project Financing Agreement, dated January 26, 2012 by and among the wholly-owned China-incorporated subsidiary of the Company, Tsining Housing Development Co., Ltd. (as Borrower) and Tianjin Cube Xindao Equity Investment Fund Partnership (LLP), Tianjin Cube Xinde Equity Investment Fund Partnership (LLP), Tianjin Cube Xinren Equity Investment Fund Partnership (LLP), and Tianjin Cube Xinyi Equity Investment Fund Partnership (LLP) (collectively, as Lenders) (translation from original Chinese)

* Incorporated by reference from the Current Report on Form 8-K filed by the Company on February 4, 2011

** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2012	CHINA HOUSING & LAND DEVELOPMENT INC.

	By:	/s/ Cangsang Huang
Name: Cangsang Huang
Title: Chief Financial Officer